Exhibit 10.15

EXECUTION COPY

ASSUMPTION AGREEMENT (this “Agreement”) dated as of March 31, 2009, among HUGHES TELEMATICS, INC. (formerly known as Polaris Acquisition Corp. and successor in interest to Hughes Telematics, Inc., a Delaware corporation, as the Original Borrower (as defined below)), a Delaware corporation (the “Company”), each Subsidiary Guarantor signatory hereto, the Administrative Agent and Collateral Agent (each as defined below) to (i) the Amended and Restated Credit Agreement, dated as of April 9, 2008 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hughes Telematics, Inc., a Delaware corporation (the “Original Borrower”), the lenders from time to time party thereto (collectively, the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Morgan Stanley & Co. Incorporated, as Collateral Agent for the Lenders and the other Secured Creditors (in such capacity, the “Collateral Agent”), (ii) the Guaranty and Collateral Agreement, dated as of March 31, 2008 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”), among the Original Borrower, certain subsidiaries of the Original Borrower from time to time party thereto, and the Collateral Agent and (iii) the other Credit Documents.

A. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement.

B. Section 8.05 of the Credit Agreement provides that if the Original Borrower merges, consolidates or amalgamates with or into or wind up into another Person, such other Person shall assume the obligations of the Original Borrower under the Credit Agreement and the other Credit Documents. The Company is executing this Agreement in accordance with the requirements of the Credit Agreement to become a Successor Borrower under the Credit Agreement as consideration for Loans previously made and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged.

Accordingly, the Administrative Agent, the Collateral Agent and the Company agree as follows:

SECTION 1. The Company, by its signature below, becomes party under the Credit Agreement and the other Credit Documents as Borrower with the same force and effect as if originally party thereto on the Closing Date, and the Company hereby (a) agrees to all the terms and provisions of the Credit Agreement and the other Credit Documents applicable to it as Borrower thereunder and (b) represents and warrants that the representations and warranties made by it as Borrower thereunder are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). Each reference to “Borrower” in the Credit Agreement and any other Credit Document shall be deemed to be a reference to the Company.

SECTION 2. The Company, by its signature below, becomes a Grantor under the Guaranty and Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the Company hereby (a) agrees to all the terms and provisions of the Guaranty and Collateral Agreement applicable to it a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). In furtherance of the foregoing, the Company, as security for the payment and performance in full of the Obligations (as defined in the Guaranty and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Creditors, their successors and assigns, a security interest in and lien on all the Company’s right, title and interest in and to the Collateral (as defined in the Guaranty and Collateral Agreement) of the Company. Each reference to a “Grantor” in the Guaranty and Collateral Agreement shall be deemed to include the Company.

The Company hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of the Company or such other description as the Collateral Agent may determine and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether the Company is an organization, the type of organization and any organizational identification number, if any, issued to the Company and (B) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates.

SECTION 3. The Company represents and warrants to the Administrative Agent, Collateral Agent and the other Secured Creditors that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally any by principles of equity.

SECTION 4. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Administrative Agent shall have received a counterpart of this Agreement that bears the signature of the Company and the Collateral Agent and Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5. The Company hereby represents and warrants that set forth under its signature hereto is, as of the date hereof, (i) the true and correct legal name of the Company, (ii) its jurisdiction of organization, (iii) its Federal Taxpayer Identification Number or its organizational identification number (if any) and (iv) the location of its chief executive office.

SECTION 6. Except as expressly supplemented hereby, each of the Credit Agreement, the Guaranty and Collateral Agreement and the other Credit Documents shall remain in full force and effect. Each Subsidiary Guarantor hereby confirms its respective guarantees and grants of security interests, as applicable, under each Security Document to which it is a party, and agrees that such guarantees and grants of security interests are in full force and effect and shall continue to accrue to the benefit of the Collateral Agent and the other Secured Parties.

SECTION 7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the other Credit Documents; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. All communications and notices hereunder shall be in writing and given as provided in Section 11.03 of the Credit Agreement.

SECTION 10. The Company agrees to reimburse the Administrative Agent and the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent and the Collateral Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assumption Agreement as of the day and year first above written.

HUGHES TELEMATICS, INC. (formerly known as Polaris Acquisition Corp.), as Borrower

By:	/s/ Craig Kaufmann
	Name:	Craig Kaufmann
	Title:	VP Finance and Treasurer

Legal Name:	Hughes Telematics, Inc.

Jurisdiction of Formation:	Delaware

Location of Chief Executive Office:
41 Perimeter Center East, Suite 400
Atlanta, Georgia 30346
770-391-6400
Federal Taxpayer Identification Number:
26-0443717
Organizational Identification Number:
4372984

NETWORKFLEET, INC., as a Subsidiary Guarantor

By:	/s/ Craig Kaufmann
	Name:	Craig Kaufmann
	Title:	Treasurer

HTI IP, LLC., as a Subsidiary Guarantor

By:	/s/ Craig Kaufmann
	Name:	Craig Kaufmann
	Title:	Treasurer

[Signature Page 1 of 2 to the Assumption Agreement]

MORGAN STANLEY SENIOR FUNDING, INC. as Administrative Agent

By:	/s/ Andrew W. Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ Andrew W. Earls
	Name:	Andrew Earls
	Title:	Authorized Signatory

[Signature Page 2 of 2 to the Assumption Agreement]